                                                                       EXHIBIT 5

                      ML LIFE INSURANCE COMPANY OF NEW YORK
                    A SUBSIDIARY OF MERRILL LYNCH & CO., INC.
                 HOME OFFICE: [222 BROADWAY, NEW YORK, NY 10038]
          SERVICE CENTER: [P.O. BOX 44222, JACKSONVILLE, FL 32231-4222]

                      MERRILL LYNCH
    ANNUITIES         INVESTOR CHOICE ANNUITY(SM)        APPLICATION FOR A
                                                         VARIABLE ANNUITY
                                                         INVESTOR SERIES

In this form, the terms you and your refer to the owner and the co-owner, if there is one. (For custodial accounts, you and your refer to the beneficial owner.) The terms we, our and us refer to ML Life Insurance Company of New York.

1   CONTRACT INFORMATION
    ----------------------------------------------------------------------------
    Merrill Lynch account number               State of purchase

    ----------------------------------------------------------------------------
    What type of contract are you applying for? (check only one)
    [ ] [Non-Qualified]                        [ ] [Individual Retirement
                                                     Annuity (IRA)]
    [ ] [Merrill Lynch Custodial IRA]          [ ] [Roth IRA]
    [ ] [Merrill Lynch Custodial Roth IRA]     [ ] [SEP IRA]
    [ ] [Merrill Lynch Custodial SEP IRA]      [ ] [403(b) Transfer (Non-ERISA
    [ ] [Merrill Lynch Custodial Simple IRA]          Assets)]
    ----------------------------------------------------------------------------

2   SURRENDER CHARGE PERIOD
    ----------------------------------------------------------------------------
    [ ]  7 Year    4  Year     1  Year      9  Year (Bonus Contract)
    ----------------------------------------------------------------------------

3   OWNER INFORMATION
    ----------------------------------------------------------------------------
    Owner's name (first, middle initial, last)  [ ] Male    Birthdate  (m/d/y)
                                                [ ] Female
    ----------------------------------------------------------------------------
    Address     City    State    Zip code    Social Security or Tax ID number

    ----------------------------------------------------------------------------
    Telephone number

    ----------------------------------------------------------------------------

4   CO-OWNER INFORMATION
    ----------------------------------------------------------------------------
    Co-Owner's name (first, middle initial, last)  [ ] Male    Birthdate (m/d/y)
                                                   [ ] Female
    ----------------------------------------------------------------------------
    Address     City    State    Zip code     Social Security or Tax ID number

    ----------------------------------------------------------------------------
    Telephone number

    ----------------------------------------------------------------------------

5   ANNUITANT INFORMATION
    ----------------------------------------------------------------------------
    Full name (first, middle initial, last)    [ ] Male      Birthdate (m/d/y)
                                               [ ] Female
    ----------------------------------------------------------------------------
    Address     City    State   Zip code      Social Security or Tax ID number

    ----------------------------------------------------------------------------

6   JOINT ANNUITANT INFORMATION
    ----------------------------------------------------------------------------
    Full name (first, middle initial, last)    [ ] Male     Birthdate (m/d/y)
                                               [ ] Female
    ----------------------------------------------------------------------------
    Address     City     State    Zip code      Social Security or Tax ID number

    ----------------------------------------------------------------------------


                                                                     Page 1 of 5
                                                                   (New 01/2005)

7 BENEFICIARY INFORMATION If the contract has co-owners, the surviving co-owner will be the primary beneficiary unless otherwise indicated below.

Full name (first,  Relationship  Birthdate   Social Security  [ ] Primary        Percent
middle initial,                    (m/d/y)   or Tax ID number
last)                                                         [ ] Contingent

Address                                      City             State  Zip code

Full name (first,  Relationship  Birthdate   Social Security  [ ] Primary        Percent
middle initial,                   (m/d/y)    or Tax ID number
last)                                                         [ ]Contingent

Address                                      City             State  Zip code

Full name (first,  Relationship  Birthdate   Social Security  [ ] Primary        Percent
middle initial,                   (m/d/y)    or Tax ID number
last)                                                         [ ] Contingent

Address                                      City             State  Zip code

Full name (first,  Relationship  Birthdate   Social Security  [ ] Primary        Percent
middle initial,                   (m/d/y)    or Tax ID number
last)                                                         [ ] Contingent

Address                                      City             State  Zip code

If you need more space, use Section 15 or attach and sign a separate sheet.

8   INITIAL PREMIUM - The minimum initial premium is $10,000.
    ---------------------------------------------------------
    $

    ---------------------------------------------------------

9 CONTRIBUTIONS FOR IRAS - Complete this section ONLY if you are purchasing an IRA or Roth IRA contract which will not be held in a Merrill Lynch Custodial Retirement Plan. Please specify the premium amount by the tax year and type of contribution.

    ----------------------------------------------------------------------------
    Current Tax Year      Prior Tax Year     Rollover Amount     Transfer Amount
    $                     $                  $                   $
    ----------------------------------------------------------------------------

10 CONTRACT REPLACEMENT INFORMATION - Are any existing annuity or life insurance contract(s) being (or have any such contracts been) surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with the purchase of this variable annuity or is any such action likely to occur?

    [ ] YES - Please provide details below. Additional state        [ ] NO
        requirements may apply and the appropriate replacement
        paperwork must be included with this application.
    ----------------------------------------------------------------------------
    Company      Contract number      Issue date (m/d/y)        Original premium
                                                                $
    ----------------------------------------------------------------------------
    Company      Contract number      Issue date (m/d/y)        Original premium
                                                                $
    ----------------------------------------------------------------------------
    If this purchase replaces more than one annuity or life insurance contract, the contracts being replaced must have the same owner or, if this contract is to be held in a Merrill Lynch Custodial Retirement Plan IRA, the contracts being replaced must be for the benefit of the same individual. Non-qualified contracts cannot be combined with IRA or 403(b) contracts.

11 GUARANTEED MINIMUM DEATH BENEFIT (GMDB) - If you and any co-owner (annuitant, if non-natural owner) are under age 76, would you like to elect a GMDB? The GMDB cannot be added or changed after the contract is issued.

    [ ] YES - There is an additional charge if a GMDB is selected. Select from one of the following:
        [ ]  Return of Premium GMDB
        [ ]  Maximum Anniversary Value (MAV) GMDB
    [ ] NO - The contract will be issued with a death benefit equal to the contract value. There is no GMDB.

12 GUARANTEED MINIMUM INCOME BENEFIT (GMIB) - If the annuitant and any joint annuitant are under age 76, would you like to elect GMIB?

    [ ] YES - Election of this benefit is irrevocable. There is an additional charge for this benefit.
    [ ] NO - This benefit cannot be added after the contract is issued.

                                                                     Page 2 of 5
                                                                   (New 01/2005)

13 INVESTMENT ALLOCATIONS - choose no more than [20] investment options using whole percentages.

                                                  AUTOMATIC      DOLLAR COST
INVESTMENT      AVERAGING INITIAL   FEATURE         PROGRAM INVESTMENT OPTIONS
PREMIUM  (OPTIONAL)      (OPTIONAL) ------------------                  -------
----------    -------------
                                            %          %        [ ] From    %
[AFIS Asset Allocation]                                         [ ] To

                                            %          %        [ ] From    %
[AFIS Bond]                                                     [ ] To

                                            %          %        [ ] From    %
[AFIS Growth]                                                   [ ] To

                                            %          %        [ ] From    %
[AFIS Growth-Income]                                            [ ] To

                                            %          %        [ ] From    %
[AFIS International]                                            [ ] To

                                            %          %        [ ] From    %
[AIM VI Basic Value]                                            [ ] To

                                            %          %        [ ] From    %
[AIM VI Mid Cap Core Equity]                                    [ ] To

                                            %          %        [ ] From    %
[AllianceBer Small Cap Value]                                   [ ] To

                                            %          %        [ ] From    %
[AllianceBernstein Value]                                       [ ] To

                                            %          %        [ ] From    %
[American Century VP Ultra]                                       [ ] To

                                            %          %        [ ] From    %
[Cohen&Steers VIF Realty Fund]                                  [ ] To

                                            %          %        [ ] From    %
[Davis Value]                                                   [ ] To

                                            %          %        [ ] From    %
[Dreyfus VIF Appreciation]                                      [ ] To

                                            %          %        [ ] From    %
[EatonVanceVTFloating-RateInc]                                  [ ] To

                                            %          %        [ ] From    %
[Federated Capital Apprec II]                                   [ ] To

                                            %          %        [ ] From    %
[Federated Kaufmann II]                                         [ ] To

                                            %          %        [ ] From    %
[Mercury Equity Dividend]                                       [ ] To

                                            %          %        [ ] From    %
[Mercury Global Small Cap]                                      [ ] To

                                            %          %        [ ] From    %
[Mercury International Index]                                   [ ] To

                                            %          %        [ ] From    %
[Mercury Low Duration]                                          [ ] To

                                            %          %        [ ] From    %
[Mercury Mid-Cap Value Opport]                                  [ ] To

                                            %          %        [ ] From    %
[Mercury Small Cap Index]                                       [ ] To

                                            %          %        [ ] From    %
[ML Basic Value VI]                                             [ ] To

                                            %          %        [ ] From    %
[ML Core Bond VI]                                               [ ] To

                                            %          %        [ ] From    %
[ML Domestic Money Mkt VI]                                      [ ] To

                                            %          %        [ ] From    %
[ML Fundamental Growth VI]                                      [ ] To

                                            %          %        [ ] From    %
[ML Global Allocation VI]                                       [ ] To

                                            %          %        [ ] From    %
[ML Government Bond VI]                                         [ ] To

                                            %          %        [ ] From    %
[ML High Current Income VI]                                     [ ] To

                                            %          %        [ ] From    %
[ML Index 500 VI]                                               [ ] To

                                            %          %        [ ] From    %
[ML International Value VI]                                     [ ] To

                                            %          %        [ ] From    %
[ML Large Cap Core VI]                                          [ ] To

                                            %          %        [ ] From    %
[ML Large Cap Growth VI]                                        [ ] To

                                            %          %        [ ] From    %
[ML Large Cap Value VI]                                         [ ] To

                                            %          %        [ ] From    %
[ML Value Opportunities VI]                                     [ ] To

                                            %          %        [ ] From    %
[Oppenheimer Cap Apprec VA]                                     [ ] To

                                            %          %        [ ] From    %
[Oppenheimer Main Str SmCap VA]                                 [ ] To

                                            %          %        [ ] From    %
[Oppenheimer Main Street VA]                                    [ ] To

                                            %          %        [ ] From    %
[PIMCO Commodity RealRet Strat]                                 [ ] To

                                            %          %        [ ] From    %
[PIMCO PEA Renaissance]                                         [ ] To

                                            %          %        [ ] From    %
[PIMCO Real Return]                                             [ ] To

                                            %          %        [ ] From    %
[PIMCO Total Return]                                            [ ] To

                                            %          %        [ ] From    %
[Pioneer Fund VCT]                                              [ ] To

                                            %          %        [ ] From    %
[Pioneer High Yield VCT]                                        [ ] To

                                            %          %        [ ] From    %
[Pioneer Small Cap Value VCT]                                   [ ] To

                                            %          %        [ ] From    %
[Roszel/Delaware Trend]                                         [ ] To

                                            %          %        [ ] From    %
[Roszel/JP Morgan Sm Cap Grow]                                  [ ] To

                                            %          %        [ ] From    %
[Roszel/Lord Abbt Affiliated]                                   [ ] To

                                            %          %        [ ] From    %
[Roszel/Lord Abbt Bond Debent]                                  [ ] To

                                            %          %        [ ] From    %
[Roszel/Lord Abbt MidCap Value]                                 [ ] To

                                            %          %        [ ] From    %
[Roszel/PIMCO CCM Cap Apprec]                                   [ ] To

                                            %          %        [ ] From    %
[Roszel/PIMCO Small Cap Value]                                  [ ] To

                                            %          %        [ ] From    %
[Roszel/Seligman Mid Cap Grow]                                  [ ] To

                                            %          %        [ ] From    %
[Templeton VIP Foreign Secur]                                   [ ] To

                                            %          %        [ ] From    %
[Templeton VIP Growth Secur]                                    [ ] To

                                            %          %        [ ] From    %
[Van Kampen Comstock]                                           [ ] To

                                            %          %        [ ] From    %
[Wanger US Smaller Companies]                                   [ ] To

TOTAL                                    100%       100%                 100%

                                                                     Page 3 of 5
                                                                   (New 01/2005)

14 DOLLAR COST AVERAGING PROGRAM - Would you like to reallocate your premium from a DCA Source Account you designate to selected investment options each month/quarter?

   [ ] YES - Please provide details below and in the Dollar Cost Averaging
       Program column in Section 13 (Investment Allocations)
               [ ] Monthly   [ ] Quarterly
   [ ] NO

   If Yes, please provide the following information.

   -----------------------------------------------------------------------------
   Designated DCA Source Account        Start Date           Amount

   -----------------------------------------------------------------------------

15 ASSET ALLOCATION PROGRAM - Under the Asset Allocation Program, we allocate premiums and rebalance your contract value each calendar quarter based on the investment options and percentages for your selected Asset Allocation Model. Would you like to elect an Asset Allocation Program?

   [ ] YES
   [ ] NO
   If Yes, please select one of the following models.

[ ] [Capital Preservation]   [ ] [Income]   [ ] [Income and Growth]   [ ] [Growth]    [ ] [Aggressive Growth]

16 REBALANCING PROGRAM - We will allocate premiums and rebalance your contract value on the specified day of each contract period based on the initial premium investment options and percentages select. Would you like to set up a Rebalancing Program?

   [ ] YES - Please indicate your Initial Premium allocation column in Section
       13 (Investment Allocations) and indicate rebalancing frequency and date below.

   [ ] NO

   If Yes, please select a rebalancing frequency and the rebalancing date.

Rebalancing Frequency    [ ] Quarterly    [ ] Semi-annually    [ ] Annually    Rebalancing date  (1 - 28) ______

17 SYSTEMATIC WITHDRAWALS - Would you like to set up a systematic withdrawal program?

   [ ] YES - Please provide details below.
   [ ] NO

   If Yes, please provide the following information.

   -----------------------------------------------------------------------------
   Withdrawal amount (minimum $100)   Start date (m/d(1-28)/y)     End date
                                                                 (m/d(1-28)/y)
                                                                  (optional)
   $
   -----------------------------------------------------------------------------
   Payment Frequency: [ ] Monthly    [ ] Semi-annually  Payment Destination:
                      [ ] Quarterly  [ ] Annually       [ ] Your Merrill Lynch
                                                            account listed in
                                                            Section 1 of the
                                                            Application*
                                                        [ ] Your address listed
                                                            in Application
                                                            Section 3
   -----------------------------------------------------------------------------

   Withdrawals may be taxable and if you are under age 59 1/2 may also be subject to a 10% IRS tax penalty. If the contract is a 403(b) annuity and you wish to take withdrawals, you must complete a 403(b) Withdrawal Request Form.

   * Custodial IRA withdrawals must go to the Merrill Lynch custodial account listed in Section 1.

18 AUTOMATIC INVESTMENT FEATURE (Not available for 403(b) contracts.) -
   Additional premiums will be systematically debited from the Merrill Lynch account listed in Section 1 of the Application. Would you like to set up the Automatic Investment Feature?

   [ ] YES - Please provide details below and in the Automatic Investment
       Feature column in Section 13 (Investment Allocations). (Do not include allocations for this program in Section 13 (Investment Allocations) if the Asset Allocation Program or Rebalancing Program is elected.)
   [ ] NO
   If Yes, please provide the following information.

   -----------------------------------------------------------------------------
   Periodic  Frequency [ ] Monthly   [ ] Semi-annually  Start date    End date
   Premium             [ ] Quarterly [ ] Annually     (m/d(1-28)/y)(m/d(1-28)/y)
   Amount                                                           (optional)
   (minimum
   $50)
   $
   -----------------------------------------------------------------------------

19 TAX EQUITY AND FISCAL RESPONSIBILITY ACT NOTICE. (The following disclosure is not applicable to 403(b) contracts, to Merrill Lynch Custodial IRA plans, nor to Merrill Lynch Custodial Roth IRA plans.)

   Withdrawals are subject to federal income tax withholding unless you choose not to have tax withheld. Withholding applies only to the taxable portion of your withdrawal. If you choose not to have tax withheld, or you do not have enough tax withheld, you may have to pay estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. In addition, some states require state taxes to be withheld when federal taxes are withheld. If you live in one of these states, we will withhold state taxes as required by your state.

   IF YOU DO NOT CHECK A BOX,  [ ] No income tax to be withheld
   WE WILL WITHHOLD TAX
   FROM YOUR WITHDRAWALS       [ ] Income tax to be withheld at_______ %
   AT THE RATE OF 10%.             (use whole percentage)

20 PLEASE NOTE ANY ADDITIONAL INFORMATION OR INSTRUCTIONS HERE. If you need more space, sign and attach a separate sheet.

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

                                                                     Page 4 of 5
                                                                   (New 01/2005)

21 YOUR SIGNATURE(S) VERIFIES THAT:

    [X] YOU HAVE READ THE ABOVE STATEMENTS AND REPRESENT THAT THEY ARE COMPLETE
        AND TRUE TO THE BEST OF YOUR KNOWLEDGE.

    [X] YOU AGREE THAT THIS APPLICATION SHALL BE PART OF THE VARIABLE ANNUITY
        CONTRACT.

    [X] YOU HAVE RECEIVED A COPY OF THE CURRENT PROSPECTUS FOR THIS CONTRACT
        BEFORE YOU PURCHASED THIS CONTRACT AND DETERMINED THE VARIABLE ANNUITY APPLIED FOR MEETS YOUR INVESTMENT OBJECTIVES, FINANCIAL SITUATION AND NEEDS. YOU UNDERSTAND THAT IT IS A LONG TERM INVESTMENT TO HELP MEET YOUR RETIREMENT NEEDS AND FINANCIAL GOALS.

    [X] YOU UNDERSTAND THAT THE CONTRACT VALUE MAY INCREASE OR DECREASE
        DEPENDING ON THE PERFORMANCE OF THE VARIOUS INVESTMENT OPTIONS YOU SELECT AND THE CONTRACT CHARGES AND FEES. ACCORDINGLY, YOUR CONTRACT VALUE COULD BE LESS THAN THE PREMIUMS YOU PAY, EVEN IF YOU MAKE NO WITHDRAWALS. THERE IS NO GUARANTEED MINIMUM CONTRACT VALUE.

    [X] YOU UNDERSTAND THAT THE DEATH BENEFIT MAY INCREASE OR DECREASE DEPENDING
        ON THE PERFORMANCE OF THE VARIOUS INVESTMENT OPTIONS YOU SELECT. IF YOU ELECT A GUARANTEED MINIMUM DEATH BENEFIT (GMDB), THE DEATH BENEFIT WILL NOT BE LESS THAN THE AMOUNT OF THE GMDB.

    [X] YOU UNDERSTAND THAT THE GUARANTEED MINIMUM INCOME BENEFIT (GMIB) DOES
        NOT GUARANTEE A CONTRACT VALUE, CASH VALUE, MINIMUM DEATH BENEFIT, OR MINIMUM INVESTMENT RETURN FOR ANY INVESTMENT OPTION. GMIB IS BASED ON CONSERVATIVE ANNUITY PAYOUT FACTORS AND SHOULD BE REGARDED AS A SAFETY NET ONLY.

    [X] YOU UNDERSTAND THAT, IF THIS CONTRACT IS BEING PURCHASED AS A TAX
        QUALIFIED ANNUITY, THE TAX ADVANTAGES PROVIDED BY A VARIABLE ANNUITY (I.E. TAX-DEFERRAL) ARE ALREADY AVAILABLE WITH TAX QUALIFIED PLANS, INCLUDING IRAS, AND THAT YOU ARE PURCHASING THIS CONTRACT FOR THE FEATURES AND BENEFITS IT PROVIDES, SUCH AS ANY GMDB AND GMIB OPTIONS.

    [X] IF THIS CONTRACT IS BEING PURCHASED AS A TAX QUALIFIED ANNUITY AND IF
        YOU ARE OVER AGE 70 1/2, YOU ACKNOWLEDGE THAT YOU ARE NOT REQUIRED TO TAKE DISTRIBUTIONS FROM THIS CONTRACT TO SATISFY YOUR MINIMUM DISTRIBUTION REQUIREMENT.

    [X] YOU UNDERSTAND THAT, IF THIS IS A QUALIFIED CONTRACT AND IF YOU HAVE
        ELECTED THE GMIB, YOU MAY BE REQUIRED TO TAKE MINIMUM DISTRIBUTIONS BEFORE YOU ARE ABLE TO ANNUITIZE UNDER THE GMIB, AND THIS BENEFIT MAY NOT BE APPROPRIATE.

    [X] YOU UNDERSTAND THAT ELECTION OF ANY GMDB IS IRREVOCABLE AND WILL RESULT
        IN AN ADDITIONAL CHARGE.

    [X] YOU UNDERSTAND THAT ELECTION OF THE GMIB IS IRREVOCABLE AND WILL RESULT
        IN AN ADDITIONAL CHARGE.

    [X] YOU UNDERSTAND THAT THE GMDB AND GMIB MAY NOT BE ADDED AFTER THE
        CONTRACT IS ISSUED.

    UNDER PENALTY OF PERJURY YOU CERTIFY THAT:

    1.  YOUR SOCIAL SECURITY OR TAX ID NUMBER(S) INDICATED ON PAGE 1 ARE
        CORRECT;

    2. YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) YOU ARE EXEMPT FROM BACKUP WITHHOLDING, OR (B) YOU HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED YOU THAT YOU ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING. (YOU ARE REQUIRED TO CROSS OUT THIS STATEMENT IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING.); AND

    3.  YOU ARE A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).

        THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

    ----------------------------------------------------------------------------
    Owner's signature   Date (m/d/y)   Co-Owner's signature         Date (m/d/y)

    ----------------------------------------------------------------------------
    Signed at (city and state)

    ----------------------------------------------------------------------------

22 FINANCIAL ADVISOR'S VERIFICATION - The Financial Advisor selling this annuity must complete and sign.

    1. Has the current prospectus for this contract been given to the client?
                                                 [ ]  YES        [ ]  NO

    2. Are any existing annuity or life insurance contract(s) being (or have any such contracts been) surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with this application or is any such action likely to occur?
                                                 [ ]  YES        [ ]  NO

    3. I hereby certify that only sales materials approved by ML Life Insurance Company of New York were used in this sale, and that copies of all sales materials used in this sale were left with the applicant.
                                                 [ ]  YES        [ ]  NO

    ----------------------------------------------------------------------------
    Financial Advisor's    Financial Advisor's     State License I.D. #
    name (please print)    telephone number

    ----------------------------------------------------------------------------
    Financial Advisor's    Date (m/d/y)            FA or Pool authorizing number
    signature

    ----------------------------------------------------------------------------

    AT YOUR SERVICE         ML LIFE INSURANCE COMPANY OF NEW YORK SERVICE CENTER
    Our business hours are  OUR MAILING ADDRESS: OUR ADDRESS FOR OVERNIGHT MAIL:
    8:30 a.m. to 6:00       [P. O. Box 44222]    [4804 Deer Lake Drive East]
    p.m. Eastern  time,     [Jacksonville, FL    [Jacksonville, FL  32246]
    Monday through Friday.  32231-4222]

    Our automated voice
    response system is      OUR TELEPHONE        OUR FAX NUMBER:[1-888-329-6544]
    available 24 hours      NUMBER:
    a day, 7 days a week.   [1-800-333-6524]
    ----------------------------------------------------------------------------

                                                                     Page 5 of 5
                                                                   (New 01/2005)